UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2014

OSAGE EXPLORATION AND DEVELOPMENT, INC.
(Exact name of small business issuer as specified in its charger)

Delaware	0-52718	26-0421736
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

2445 Fifth Avenue Suite 310 San Diego, CA 92101	(619) 677-3956
(Address of principal executive offices)	(Issuer’s telephone number)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 20, 2014, the Board of Directors of Osage Exploration and Development, Inc. (the “Company”) engaged Mayer Hoffman McCann P.C. (“Mayer Hoffman McCann”) as the Company’s principal accountant. The decision to change auditors was the result of a request-for-proposal process in which the Company evaluated the credentials of several firms.

In connection with the selection of Mayer Hoffman McCann, the Board of Directors also dismissed MaloneBailey, LLP (“MaloneBailey”) as the Company’s principal accountant. MaloneBailey had been engaged by the Company as principal accountant on October 8, 2012 and was dismissed on January 20, 2014. During this period, MaloneBailey issued an audit report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2012. The Company has given permission to MaloneBailey to respond fully to the inquiries of the successor auditor.

The audit report of MaloneBailey on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

MaloneBailey’s report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2012, contained a separate paragraph stating that “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has a working capital deficit and an accumulated deficit as of December 31, 2012 which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the year ended December 31, 2012 and for the period January 1, 2013 through January 20, 2014, there were no (a) disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter thereof in connection with its report for such year; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2012 and 2013 and the subsequent interim period through January 20, 2014, the Company did not consult with Mayer Hoffman McCann regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K (17 CFR 229.304(a)(3)), a letter addressed to the Securities and Exchange Commission from MaloneBailey is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit 16.1*	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated January 20, 2014

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

OSAGE EXPLORATION AND DEVELOPMENT, INC.
(Registrant)

Date: January 21, 2014	By:	/s/ Kim Bradford
Kim Bradford
President and Chief Executive Officer